Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]


Check the appropriate box:
[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                         LEXINGTON B & L FINANCIAL CORP.
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              (Name of Registrant as Specified in Its Charter)

                         LEXINGTON B & L FINANCIAL CORP.
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                  (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
                              N/A
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(2)  Aggregate number of securities to which transactions applies:
                              N/A
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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                              N/A
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(4)  Proposed maximum aggregate value of transaction:
                              N/A
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[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:
                             N/A
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(2)  Form, schedule or registration statement no.:
                             N/A
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(3)  Filing party:
                             N/A
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(4)  Date filed:
                             N/A
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

                                  December 12, 1997


Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Lexington B & L Financial Corp. to be held at the office of B & L Bank, 919 Franklin Avenue, Lexington, Missouri, on Tuesday, January 13, 1998, at 10:00 a.m., Central Time.

     The Notice of the Annual Meeting and Proxy Statement on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Corporation. Directors and officers of the Corporation, as well as a representative of Moore, Horton & Carlson, P.C., the Corporation's independent auditors, will be present to respond to appropriate questions of shareholders.

     To ensure proper representation of your shares at the meeting, the Board of Directors requests that you sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope as soon as possible, even if you currently plan to attend the meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

     We look forward to seeing you at the meeting.

                                  Sincerely,

                                  /s/ Erwin Oetting, Jr.

                                  Erwin Oetting, Jr.
                                  President and Chief Executive Officer

                        LEXINGTON B & L FINANCIAL CORP.
                             919 Franklin Avenue
                                P.O. Box 190
                          Lexington, Missouri  64067
                              (816) 259-2247
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                      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held on January 13, 1998
------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Lexington B & L Financial Corp. ("Corporation") will be held at the office of B & L Bank, 919 Franklin Avenue, Lexington, Missouri, on Tuesday, January 13, 1998, at 10:00 a.m., Central Time, for the following purposes:

     1.     To elect two directors to serve for a term of three years; and

     2. To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the meeting.

     Any action may be taken on the foregoing proposals at the meeting on the date specified above or on any date or dates to which, by original or later adjournment, the meeting may be adjourned. Shareholders of record at the close of business on December 8, 1997 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

     You are requested to complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ E. Steva Vialle

                                    E. STEVA VIALLE
                                    SECRETARY

Lexington, Missouri
December 12, 1997

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IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE
OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED
IN THE UNITED STATES.
------------------------------------------------------------------------------

                             PROXY STATEMENT
                                    OF
                       LEXINGTON B & L FINANCIAL CORP.
                            919 Franklin Avenue
                               P.O. Box 190
                        Lexington, Missouri  64067
                              (816) 259-2247
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                       ANNUAL MEETING OF SHAREHOLDERS
                             January 13, 1998
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     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Lexington B & L Financial Corp. ("Corporation") to be used at the Annual Meeting of Shareholders of the Corporation. The Annual Meeting will be held at the office of B & L Bank, 919 Franklin Avenue, Lexington, Missouri, on Tuesday, January 13, 1998, at 10:00 a.m., Central Time. The Corporation is the holding company for B & L Bank and Lafayette County Bank. This proxy statement and the enclosed proxy card are being first mailed to shareholders on or about December 8, 1997.

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                      VOTING AND PROXY PROCEDURE
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     Shareholders Entitled to Vote.  Shareholders of record as of the close of business on December 8, 1997 are entitled to one vote for each share of common stock ("Common Stock") of the Corporation then held. As of December 8, 1997, the Corporation had 1,120,770 shares of Common Stock issued and outstanding.

     Quorum. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining the existence of a quorum. Broker non-votes will not be considered shares present and will not be included in determining whether a quorum is present.

     Voting. The Board of Directors solicits proxies so that each stockholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where no instructions are indicated, proxies will be voted FOR the nominees for directors set forth below. If a stockholder attends the Annual Meeting, he or she may vote by ballot.

     The two directors to be elected at the Annual Meeting will be elected by a plurality of the votes cast by the stockholders present in person or by proxy and entitled to vote. Stockholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee. Votes that are withheld will have no effect on the outcome of the election because the nominees receiving the greatest number of votes will be elected.

     Revocation of a Proxy. Stockholders who execute proxies retain the right to revoke them at any time before they are voted. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Corporation or by filing a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke a proxy, but a stockholder in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

     Participants in the B&L Bank ESOP. If a shareholder is a participant in the B & L Bank Employee Stock Ownership Plan (the "ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant in the ESOP may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. Unallocated shares of Common Stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

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        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
------------------------------------------------------------------------------

     Persons and groups who beneficially own in excess of 5% of the Corporation's Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based upon such reports, the following table sets forth, as of December 8, 1997, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management knows of no persons other than those set forth below who owned more than 5% of the outstanding shares of Common Stock at December 8, 1997. The following table also sets forth, as of December 8, 1997, information as to the shares of Common Stock beneficially owned by each director, by the Chief Executive Officer of the Corporation, and by all executive officers and directors of the Corporation as a group.

                                     Amount and Nature              Percent of
                                     of Beneficial                  Common
Stock
Beneficial Owner                     Ownership(1)
Outstanding
----------------                     ------------                   ----------

Beneficial Owners of More Than 5%

B & L Bank
Employee Stock
Ownership Plan Trust                   101,200                          9.0%

Directors and Named Executive Officer

Erwin Oetting, Jr., President
 and Chief Executive Officer             31,010                         2.9
Steve Oliaro                             13,230                         1.3
Norman Vialle                            10,030                         1.0
Charles R. Wilcoxon                       9,530                         0.9
E. Steva Vialle                          28,484                         2.7
Glenn H. Twente                           7,530                         0.7

All Executive Officers and              151,419                        13.5
Directors as a
Group (10 persons)
____________________
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power. Shares held in accounts under the ESOP, as to which the holders have voting power but not investment power, are also included as follows: Mr. Oetting, 3,380 shares; Mr. Steva Vialle, 2,376 shares; all executive officers and directors as a group, 9,193 shares.

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                      PROPOSAL I - ELECTION OF DIRECTORS
------------------------------------------------------------------------------

     The Corporation's Board of Directors consists of six members. The Board of Directors is divided into three classes with three-year staggered terms, with one third of the directors elected each year. Two directors will be elected at the Annual Meeting to serve for a three year period, or until their respective successors have been elected and qualified. The nominees for election this year are E. Steva Vialle and Glenn H. Twente. The nominees are current members of the Boards of Directors of the Corporation.

     It is intended that the proxies solicited by the Board of Directors will be voted for the above named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

     The Board of Directors recommends that shareholders vote "FOR" the election of Messrs. E. Steva Vialle and Glenn H. Twente.

     The following table sets forth certain information regarding the nominees for election at the Meeting, as well as information regarding those directors continuing in office after the Meeting.

                                                        Year First
                          Principal Occupations         Elected      Term to
 Name            Age(1)  During Last Five Years         Director(2)  Expire
 ----            ------  ----------------------         -----------  ------

                                  BOARD NOMINEES

E. Steva Vialle(3)  46   Executive Vice President, Chief    1992     2001(4)
                         Operating Officer and Secretary
                         of the Corporation and B&L Bank.

Glenn H. Twente     71   Retired chiropractor.              1981     2001(4)

                       DIRECTORS CONTINUING IN OFFICE

Erwin Oetting, Jr.  58   President and Chief Executive      1966     1999
                         Officer of the Corporation and
                         President, Chairman of the Board
                         and Chief Executive Officer of
                         B&L Bank.

Steve Oliaro        52   Owner of Baker Memorials, Inc.     1989     1999
                         and sole proprietor of Custom
                         Grafix Design, both in Lexington,
                         Missouri.

Norman Vialle(3)    71   Retired owner and operator of      1964     2000
                         Maid-Rite Drive-In, Lexington,
                         Missouri.

Charles R. Wilcoxon 85   Retired businessman.               1962     2000

                           (footnotes on following page)

-----------------
(1)  At September 30, 1997.
(2)  Includes service on the Board of Directors of B & L Bank.
(3)  Norman Vialle is the uncle of E. Steva Vialle.
(4)  Assuming re-election at the Meeting.

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              MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
------------------------------------------------------------------------------

     The Board of Directors of the Corporation conducts its business through meetings and of the Board and its committees. During the fiscal year ended September 30, 1997, the Board of Directors of the Corporation held eight meetings. No director of the Corporation attended fewer than 75% of the total meetings of the Board and committees on which such Board member served during this period.

     The entire Board of Directors functions as an audit committee to receive and review reports prepared by the Corporation's outside auditor and as a compensation committee to review and establish annual employee salary increases and bonuses. During the fiscal year ended September 30, 1997, the Board of Directors met one time in its capacity as an audit committee and one time in its capacity as a compensation committee.

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                            DIRECTORS' COMPENSATION
------------------------------------------------------------------------------

     All of the Directors of the Corporation currently serve on the Board of Directors of B&L Bank. Directors of B&L Bank received a fee of $625 per month during the year ended September 30, 1997. No additional compensation is paid for service on the Board of Directors of the Corporation.

     B&L Bank has adopted a retirement plan to help ensure the retention of directors of experience and ability in key positions of responsibility by providing such directors with a retirement benefit upon their retirement from the Board of Directors. The plan provides that a director who retires from the Board with specified years of service will be designated a director emeritus and continue to receive the compensation payable to members of the Board for a period of five years following retirement. The same benefit would be payable to the director (or his designated beneficiary) in the event of his death or disability while serving on the Board if the director was otherwise eligible to receive the normal retirement benefit. In the event of a change in control of B&L Bank (as defined in the plan), the plan provides that all directors would be deemed retired and the then present value of the normal retirement benefit would be payable in a lump sum to each director on the effective date of the change in control.

     During the year ended September 30, 1997, each non-employee director received a grant of 2,530 shares of restricted stock at no cost to the director under the Corporation's 1996 Management Recognition and Development Plan. Each non-employee director also received options to acquire 6,325 shares of Common Stock at an exercise price of $15.125 under the Corporation's 1996 Stock Option Plan. Both the restricted stock and the stock options vest ratably over a five-year period.

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                          EXECUTIVE COMPENSATION
------------------------------------------------------------------------------

     Summary Compensation Table. The following information is furnished for the Chief Executive Officer of the Corporation. No other executive officer of the Corporation or its subsidiaries received salary and bonuses in excess of $100,000 during the fiscal year ended September 30, 1997.

                                                                           Long-Term Compensation
                                                                    -----------------------
                                  Annual Compensation                      Awards
                            -------------------------------------   -----------------------
                                                                    Restricted   Securities
Name and                                          Other Annual      Stock        Underlying  All Other
Position             Year   Salary($)  Bonus($)   Compensation($)   Award($)     Options(#)  Compensation($)
--------             ----   ---------  --------   ---------------   --------     ----------  ---------------


Erwin Oetting, Jr.,  1997   $74,000    $7,187       9,880(2)        $191,331      25,300(3)       $38,414(4)
President and Chief  1996    71,899     7,055      10,073                 --          --               --
Executive Officer    1995    70,849     6,875       7,565                 --          --               --

___________
(1) Does not include certain additional benefits, the aggregate amounts of which do not exceed 10% of total annual salary and bonus.
(2) Consists of directors' fees of $7,500 and a $2,380 salary received from B&L Bank's service corporation.
(3) Represents the total value of the award of 12,650 shares of restricted stock on June 11, 1997, which award will vest ratably over a five-year period. At September 30, 1997, the value of the unvested restricted stock award was $205,563. Dividends will be paid on the restricted stock.
(4)  Represents employer contribution to ESOP.

Options Grants in Last Fiscal Year

     The following table sets forth information regarding stock option grants to Mr. Oetting during the year ended September 30, 1997.

                                        Percent of
                   Number of            Total Options
                   Securities           Granted to
                   Underlying           Employees in    Exercise    Expiration
  Name             Options Granted (#)  Fiscal Year     Price ($)   Date
  ----             -------------------  -----------     ---------   ----

Erwin Oetting, Jr.         25,300             40%          $15.125    6/11/07

Option Exercise/Value Table

     The following information with respect to options exercised during the fiscal year ended September 30, 1997 and remaining unexercised at the end of the fiscal year, is presented for Mr. Oetting.

                                                                                  Value of Unexercised
                                                Number of Securities              In-the-Money Options
                 Shares                      Underlying Unexercised Options    at Fiscal Year End ($)
                 Acquired on    Value        ------------------------------    -----------------------------
Name             Exercise (#)   Realized($)  Exercisable      Unexercisable    Exercisable     Unexercisable
----             ------------   -----------  -----------      -------------    -----------     -------------


Erwin Oetting, Jr.      --             --           --               25,300           --             $28,463


     Employment Agreements. The Corporation and B&L Bank (collectively, the "Employers") have entered into a three-year employment agreement with Mr. Oetting. Under the agreement, the salary level for Mr. Oetting is $75,498, which amount will be paid by B&L Bank and may be increased at the discretion of the Board of Directors or an authorized committee of the Board. In determining the salary level for Mr. Oetting, the Board will consider compensation levels for similarly situated executives at comparable institutions, the financial performance of B&L Bank, as well as his individual performance. On each anniversary of the commencement date of the agreement, the term of the agreement may be extended for an additional year. The agreement is terminable by the Employers at any time or upon the occurrence of certain events specified by federal regulations.

     The employment agreement provides for severance payments and other benefits in the event of involuntary termination of employment in connection with any change in control of the Employers. Severance payments also will be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, Mr. Oetting is assigned duties inconsistent with his positions, duties, responsibilities and status immediately prior to such change in control. The term "change in control" is defined in the agreement as having occurred when, among other things, (a) a person other than the Corporation purchases shares of Common Stock pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities, (c) the membership of the Board of Directors changes as the result of a contested election, or (d) shareholders of the Corporation approve a merger, consolidation, sale or disposition of all or substantially all of the Corporation's assets, or a plan of partial or complete liquidation.

     The severance payment from the Employers will equal 2.99 times the executive's average annual compensation during the five-year period preceding the change in control. Such amount will be paid in a lump sum within 10 business days following the termination of employment. Assuming that a change in control had occurred at September 30, 1997, Mr. Oetting would have been entitled to severance payments of approximately $228,644. Section 280G of the Internal Revenue Code of 1986, as amended ("Code") states that severance payments that equal or exceed three times the base compensation of the individual are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the Employers would not be entitled to deduct the amount of such excess payments.

     The agreement restricts the executive's right to compete against the Employers for a period of one year from the date of termination of the agreement if Mr. Oetting voluntarily terminates employment, except in the event of a change in control.

     The Employers have also entered into employment agreements with other executive officers of the Corporation and B&L Bank on substantially similar terms.

     Salary Continuation Agreements. B&L Bank has entered into a salary continuation agreement with Mr. Oetting to ensure his continued service with B&L Bank through retirement and to provide him with additional financial security at retirement. The agreement provides that if Mr. Oetting remains employed by B&L Bank through the retirement age specified in the agreement, B&L Bank will provide him with monthly benefits of $2,917 for a period of 180 months following retirement. The agreement provides for retirement at age 60 for Mr. Oetting. Under the agreement, Mr. Oetting will vest ratably in his salary continuation benefit over the number of years remaining to the specified retirement age. However, in the event of a change in control of the Corporation or B&L Bank (as defined in the agreements), Mr. Oetting would be fully vested as of the effective date of the change in control. In the event that Mr. Oetting terminates his employment with the Corporation or B&L Bank prior to the specified retirement age, the retirement benefit will be reduced to the amount of the vested benefit on the date of termination. In the event of the Mr. Oetting's death while employed by the Corporation or B&L Bank, his designated beneficiary will receive the same benefit as Mr. Oetting had retired at the specified retirement age.

     Defined Benefit Plan. B&L Bank is a participant in the Financial Institution Retirement Fund ("FIRF"), a multi-employer, non-contributory defined benefit retirement plan. The FIRF plan covers all employees who have completed one year of service and have attained the age of 21 years and provides for monthly retirement benefits determined based on the employee's base salary and years of service after June 1, 1988. The normal retirement age is 65 and the early retirement age is before age 65, but generally after age 55. Normal retirement benefits are equal to 2.0% multiplied by the years of service to B&L Bank and the employee's average salary for the five highest consecutive years preceding retirement. Benefits under the plan are not subject to offset for social security benefits. If an employee elects early retirement, but defers the receipt of benefits until age 65, the formula for computation of early retirement benefits is the same as if the employee had retired at the normal retirement age. However, if the employee elects early retirement and receives benefits prior to age 65, benefits are reduced by applying an early retirement factor based on the number of years the early retirement date precedes age 65. If a participant terminates employment prior to the normal retirement date or early retirement date as a result of disability, the participant would receive the vested percentage of benefits at the participant's normal retirement date. Separate actuarial valuations are not made for individual members of the plan. Pension costs and funding include normal costs. According to FIRF, plan assets exceeded vested benefits as of June 30, 1995, the date of the most current actuarial valuation. Pension expense for the fiscal year ended September 30, 1997 was $35,500. As of September 30, 1997, Mr. Oetting had 9.5 years of credited service under the plan.

     The following table illustrates annual pension benefits payable at normal retirement age, based on various levels of compensation and years of service.

                                           Years of Service
Highest Five Year     -------------------------------------------------------
Annual Compensation      5            10          15          25        35
-------------------   -------------------------------------------------------
$ 10,000. . . . . .     1,000         2,000       3,000      5,000      7,000
  20,000. . . . . .     2,000         4,000       6,000     10,000     14,000
  30,000. . . . . .     3,000         6,000       9,000     15,000     21,000
  40,000. . . . . .     4,000         8,000      12,000     20,000     28,000
  60,000. . . . . .     6,000        12,000      18,000     30,000     42,000
  80,000. . . . . .     8,000        16,000      24,000     40,000     56,000
 100,000. . . . . .    10,000        20,000      30,000     50,000     70,000
 120,000. . . . . .    12,000        24,000      36,000     60,000     84,000

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                  COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
------------------------------------------------------------------------------

     Section 16(a) of the Exchange Act requires the Corporation's executive officers and directors, and persons who beneficially own more than 10% of any registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

     Based solely on a review of the forms it has received and written representations provided to the Corporation by the above referenced persons, the Corporation believes that during the fiscal year ended September 30, 1997 all filing requirements applicable to its reporting officers, directors and greater than ten percent beneficial owners were properly and timely complied with.

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                          TRANSACTIONS WITH MANAGEMENT
------------------------------------------------------------------------------

     Federal regulations require that all loans or extensions of credit to executive officers and directors must generally be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons (unless the loan or extension of credit is made under a benefit program generally available to all other employees and does not give preference to any insider over any other employee) and must not involve more than the normal risk of repayment or present other unfavorable features. The Corporation's policy is not to make any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his related interests, are in excess of the greater of $25,000 or 5% of capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

------------------------------------------------------------------------------
                              INDEPENDENT AUDITORS
------------------------------------------------------------------------------

     Moore, Horton & Carlson, P.C. served as the Corporation's independent public accountants for the 1997 fiscal year. The Board of Directors has appointed Moore, Horton & Carlson, P.C. to be its auditors for the 1998 fiscal year. A representative of Moore, Horton & Carlson, P.C. is expected to be present at the Annual Meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he desire to do so.

------------------------------------------------------------------------------
                                 OTHER MATTERS
------------------------------------------------------------------------------

     The Board of Directors of the Corporation is not aware of any business to come before the Annual Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

------------------------------------------------------------------------------
                                  MISCELLANEOUS
------------------------------------------------------------------------------

     The cost of solicitation of proxies will be borne by the Corporation.
The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Corporation may solicit proxies personally or by telephone without additional compensation. The Corporation also has retained Regan & Associates, New York, New York, to assist in soliciting proxies at a cost of $2,500 plus expenses up to $1,250.

     The Corporation's Annual Report to Shareholders, including financial statements, has been mailed to all shareholders of record as of the close of business on December 8, 1997. Any shareholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Corporation. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

     A copy of the Corporation's Form 10-KSB for the fiscal year ended September 30, 1997, as filed with the Securities and Exchange Commission, will be furnished without charge to shareholders as of the record date upon written request to E. Steva Vialle, Corporate Secretary, Lexington B & L Financial Corp., 919 Franklin Avenue, Lexington, Missouri 64067.

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                            SHAREHOLDER PROPOSALS
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     Proposals of shareholders intended to be presented at the Corporation's annual meeting to be held in 1999 must be received by the Corporation no later than August 14, 1998, to be considered for inclusion in the proxy materials and form of proxy relating to such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

     The Corporation's Bylaws provide that if a shareholder intends to nominate a candidate for election as a director, the shareholder must deliver written notice of his or her intention to the Secretary of the Corporation not less than thirty days nor more than sixty days prior to the date of a meeting of shareholders; provided, however, that if less than forty days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, such written notice must be delivered to the Secretary of the Corporation not later than the close of the tenth day following the day on which notice of the meeting was mailed to shareholders or such public disclosure was made. The notice must set forth all information as would be required to be included in a proxy statement soliciting proxies

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for the election of the proposed nominee pursuant to the Exchange Act, including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and, as to the shareholder giving such notice, his or her name and address as they appear on the Corporation's books, and the class and number of shares of the Corporation which are beneficially owned by such shareholder.

                                     BY ORDER OF THE BOARD OF DIRECTORS

                                     /s/ E. Steva Vialle

                                     E. STEVA VIALLE
                                     SECRETARY

Lexington, Missouri
December 12, 1997

                                  REVOCABLE PROXY
                          LEXINGTON B & L FINANCIAL CORP.

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                          ANNUAL MEETING OF SHAREHOLDERS
                                 JANUARY 13, 1998
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     The undersigned hereby appoints the entire Board of Directors as the official Proxy Committee with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of Lexington B & L Financial Corp. which the undersigned is entitled to vote at the Annual Meeting of Shareholders, to be held at the main office of B & L Bank, 919 Franklin Avenue, Lexington, Missouri, on Tuesday, January 13, 1998, at 10:00 a.m., Central Time, and at any and all adjournments thereof, as follows:

                                                                       VOTE
                                                           FOR        WITHHELD
     1.  The election as directors of
         all nominees listed below
         (except as marked to the
         contrary below).                                 [  ]         [  ]

         E. Steva Vialle
         Glenn H. Twente

         INSTRUCTION:  To withhold your vote
         for any individual nominee, write
         that nominee's name on the line below.

         --------------------------------------

         --------------------------------------


     2.  Such other matters as may properly come
         before the Annual Meeting or any adjournments thereof.


         The Board of Directors recommends a vote "FOR" the above proposals.

     This proxy also provides voting instructions to the Trustees of the B&L Bank Employee Stock Ownership Plan for participants with shares allocated to their accounts.

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This proxy will be voted as directed, but if no instructions are specified, this proxy will be voted for the propositions stated. If any other business is presented at the Annual Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.
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PAGE

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Annual Meeting of Shareholders or at any adjournment thereof and after notification to the Secretary of the Corporation at the Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of the Notice of Annual Meeting of Shareholders, a proxy statement for the Annual Meeting of Shareholders, and the 1997 Annual Report to Shareholders.


Dated:                   , 199___
       ------------------

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PRINT NAME OF SHAREHOLDER                  PRINT NAME OF SHAREHOLDER



--------------------------------------     -----------------------------------
PRINT NAME OF SHAREHOLDER                  PRINT NAME OF SHAREHOLDER


Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

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PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
POSTAGE-PREPAID ENVELOPE.
------------------------------------------------------------------------------

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